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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2001
                                                 ----------------

                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                              0-25634                 87-0365268
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(State or Other Jurisdiction          (Commission            (IRS Employer
Incorporation)                        File Number)           Identification No.)

3000 Northwest 125th Street, Miami, Florida                      33167
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (330) 965-9910
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                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 4.  Change in Registrants Certifying Accountant

            On December 21, 2000, the Company engaged Beard Miller Company, LLP (formerly Beard & Company, Inc.) ("Beard") to serve as the Company's principal independent accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent interim periods preceding the engagement of Beard, neither the Company nor any party acting on its behalf has consulted with Beard regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304 (a) (1) (iv) of Regulations S-K and related instructions) or a "reportable event" (as defined in Item 304 (a) (1) (v) of Regulation S-K).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN ARCHITECTURAL
                                                  PRODUCTS CORPORATION

Date: January 17, 2001                            By: /s/ Joseph Dominijanni
                                                      ----------------------
                                                         Joseph Dominijanni
                                                         President